UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
March 17, 2005

(Date of Earliest Event Reported: March 17, 2005)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On March 17, 2005, we presented an update to our long-range business plan at an investor meeting. A copy of our slide presentation is attached as Exhibit 99.A. The attached is not filed, but is furnished to comply with Item 2.02

Item 8.01. Other Events

      On March 17, 2005, we announced an update to our long-range business plan. A copy of our press release is attached as Exhibit 99.B and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit Number	Description
99.A	Slide Presentation dated March 17, 2005.
99.B	Press Release dated March 17, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: March 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.A	Slide Presentation dated March 17, 2005.
99.B	Press Release dated March 17, 2005.